UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 10, 2007

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Effective September 10, 2007, William W. Talafuse relinquished the titles and duties of Senior Vice President and Chief Accounting Officer and accepted other duties with the Company. Mr. John D. Gibbons, currently Senior Vice President and Chief Financial Officer of the Company, has accepted the additional duties and position of Chief Accounting Officer. Karen S. Acree has accepted the position of Vice President and Controller.

(c)	Effective September 10, 2007, Mr. John D. Gibbons, currently Senior Vice President and Chief Financial Officer of the Company, has accepted the additional duties and position of Chief Accounting Officer.

Item 7.01 Regulation FD Disclosure.

On September 12, 2007, W&T issued a press release announcing the appointment of Karen S. Acree as Vice President and Controller and John D. Gibbons, the Senior Vice President and Chief Financial Officer, additionally as Chief Accounting Officer and that William W. Talafuse, formerly Senior Vice President and Chief Accounting Officer, has accepted other duties with the Company. A copy of the press release is furnished as an exhibit to this report.

Ms. Acree has 25 years of public company accounting and financial reporting experience, including most recently as Vice President and Controller of Bois d’Arc Energy, Inc. an NYSE-traded company. Prior to joining Bois d’Arc, Ms. Acree was with Global Santa Fe Corporation, beginning her career there in 1982, holding the position of Assistant Controller at the time she left the company in March 2006. She earned a B.B.A. in accounting from Texas Tech University, and is a Certified Public Accountant.

This information is furnished pursuant to Item 7.01 of Form 8-K and the related exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
Exhibit 99.1	W&T Offshore, Inc. Press Release dated as of September 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: September 12, 2007	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President, Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	W&T Offshore, Inc. Press Release, dated September 12, 2007